UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2023

Achari Ventures Holdings Corp. I

(Exact name of registrant as specified in its charter)

Delaware	001-40906	86-1671207
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Walnut Avenue, Suite 400

Clark, NJ 07066

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (732) 340-0700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.0001 per share, and one Redeemable Warrant	AVHIU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	AVHI	The Nasdaq Stock Market LLC
Redeemable Warrants	AVHIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On January 22, 2023, Achari Ventures Holdings Corp. I, a Delaware company (the “Company”) received a letter (the “Letter”) from the Nasdaq Listing Qualifications department of Nasdaq Global Market (“Nasdaq”) indicating that the Company was not in compliance with certain continued listing requirements, including (i) Listing Rule 5450(b)(2)(A), requiring a “Market Value” of “Listed Securities” of $50 million, (ii) Listing Rule 5450(b)(2)(B), requiring at least 1,100,000 “Publicly Held Shares” and (iii) Listing Rule 5450(b)(2)(C), requiring a “Market Value” of “Publicly Held Shares” of at least $15 million. In addition, the Letter stated that the Company is not in compliance with either of the alternative requirements for continued listing on under Listing Rules 5450(b)(1) or 5450(b)(3). The Letter is only a notification of deficiency, not of imminent delisting, and has no current effect on the listing or trading of the Company’s securities on Nasdaq.

The Letter states that the Company has 45 calendar days to submit a plan to regain compliance. If the Company is unable to regain compliance with the continued listing requirements by that date, the Company intends to submit a plan to regain compliance within the required timeframe. If Nasdaq accepts the Company’s plan, Nasdaq may grant the Company an extension of up to 180 calendar days from the date of the Letter to evidence compliance with the continued listing requirements. If Nasdaq does not accept the Company’s plan, the Company will have the opportunity to appeal the decision.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHARI VENTURES HOLDINGS CORP. I

Dated: January 25, 2023

	By:	/s/ Vikas Desai
	Name:	Vikas Desai
	Title:	Chief Executive Officer